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                                                                    EXHIBIT 24.1



                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints William R. Johnson, Arthur Winkleblack and Laura Stein, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and to sign any and all amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or such persons' or person's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney has been signed below as of the 9th day of October 2002 by the following persons in the capacities indicated.


SIGNATURE                              TITLE
---------                              -----


/s/ William R. Johnson                 Chairman of the Board,
----------------------
William R. Johnson                     President, Chief Executive Officer and
                                       Director (Principal Executive Officer)

/s/ Nicholas F. Brady                  Director
---------------------
Nicholas F. Brady


/s/ Mary C. Choksi                     Director
-------------------
Mary C. Choksi


/s/ Leonard S. Coleman, Jr.            Director
---------------------------
Leonard S. Coleman, Jr.


/s/ Peter H. Coors                     Director
------------------
Peter H. Coors


/s/ Edith E. Holiday                   Director
---------------------
Edith E. Holiday



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SIGNATURE                              TITLE
---------                              -----

/s/ Samuel C. Johnson                  Director
----------------------
Samuel C. Johnson


/s/ Candace Kendle                     Director
-------------------
Candace Kendle


/s/ Dean R. O'Hare                     Director
-------------------
Dean R. O'Hare


/s/ Thomas J. Usher                    Director
--------------------
Thomas J. Usher


/s/ James M. Zimmerman                 Director
------------------------
James M. Zimmerman


/s/ Arthur Winkleblack                 Executive Vice President and
------------------------               Chief Financial Officer
Arthur Winkleblack                     (Principal Financial Officer)


/s/ Bruna Gambino                      Corporate Controller
-------------------                    (Principal Accounting Officer)
Bruna Gambino